UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
 PURSUANT TO SECTION 13 OR 15(d) OF
 THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 8, 2012

PHL VARIABLE INSURANCE COMPANY
(Exact name of registrant as specified in its charter)

Connecticut	333-20277	06-1045829

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One American Row, Hartford, CT	06102-5056

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 403-5000

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A (this “Amendment No. 1”) amends and supplements the Current Report on Form 8-K filed by PHL Variable Insurance Company (the “Company”) on September 18, 2012 (the “Original Form 8-K”) to disclose certain additional errors in the Company's previously issued audited financial statements for the years ended December 31, 2011, 2010 and 2009 included in the Company's Annual Report on Form 10-K and the unaudited financial statements for the quarterly periods ended June 30, 2012, March 31, 2012, September 30, 2011, June 30, 2011, and March 31, 2011, included in the Company's Quarterly Reports on Form 10-Q (the “Previously Issued Financial Statements”) filed with the United States Securities and Exchange Commission (the “SEC”), which were discovered subsequent to the filing of the Original Form 8-K.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

During the course of the restatement described in the Original Form 8-K and this Amendment No. 1 (the “Restatement”), certain errors were identified in the Company’s consolidated statement of cash flows for the nine months ended September 30, 2012, as well as for previously reported periods.  These errors consisted of (i) the incorrect classification of deposits and withdrawals of universal life and variable universal life products issued by the Company that were reported as cash flows used in continuing operations and (ii) the incorrect reporting of certain fees and interest charges as cash flows provided by financing activities. Management does not expect the correction of these errors to have a material impact on the total beginning and ending balances, as well as the total change in cash and cash equivalents reported on the consolidated statement of cash flows previously reported for the periods. The Company will correct these errors in the Restatement. As part of the Restatement, the Company will adjust the financial statements for errors identified and corrected during prior periods, recording the adjustments in the appropriate historical period. Additional errors identified subsequent to the filing of Form 10-Q for the period ended June 30, 2012, which may affect each of the years ended December 31, 2011, 2010 and 2009 and the quarterly periods ended June 30, 2012, March 31, 2012, and September 30, June 30 and March 31 of 2011 and 2010 will be assessed for materiality and corrected in connection with the Restatement.

On November 7, 2012, the Audit Committee and management discussed these matters with the Company's independent registered public accounting firm (the “independent auditors”).

As disclosed in the Original Form 8-K, on September 18, 2012, the Audit Committee concluded that the Previously Issued Financial Statements should no longer be relied upon because of errors primarily related to the accounting for an intercompany reinsurance treaty between the Company and Phoenix Life Insurance Company originally entered into on September 30, 2008. These errors relate to ceded premiums, and certain periodic adjustments to receivables, deferred acquisition costs and liability for policyholder benefits in the Company's financial statements beginning with the year ended December 31, 2008. As a result of these errors, the Company believes that its net loss was understated and stockholder's equity was overstated at December 31, 2011, 2010, 2009 and 2008.  The Company believes that the overall impact of the adjustments will not exceed approximately 15% of stockholder’s equity as of June 30, 2012.  As previously reported, the Company’s stockholder’s equity was $626.7 million at June 30, 2012.

Adjustments for the errors disclosed in this Amendment No. 1, together with adjustments for the errors disclosed in the Original Form 8-K will be included in the Company’s restated financial statements for the Previously Issued Financial Statements. The previously issued audited financial statements and other financial information for the years ended December 31, 2011, 2010, and 2009, will be restated in the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2011.   The financial statements for the periods ended June 30, 2012, March 31, 2012, June 30, 2011 and March 31, 2011 will be restated in the Company's Quarterly Reports on Form 10-Q/A for the periods ending June 30, 2012 and March 31, 2012.  The financial statements for the period ended September 30, 2011 will be restated in the Company’s Quarterly Report on Form 10-Q for the period ending September 30, 2012.  Additionally, management will be reassessing its conclusions on the effectiveness of the Company’s disclosure controls and procedures and internal controls over financial reporting reported in Item 9A of the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2011 and Item 4 of each of the restated Quarterly Reports on Form 10-Q/A.  Management will likely conclude that there are one or more material weaknesses.

All such documents, including the Company’s Form 10-Q for the period ending September 30, 2012, are expected to be  filed with the SEC prior to the timely filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2012.

The discussion of the Company’s revised financial results contained in this Current Report on Form 8-K/A and in the Original Form 8-K has been prepared by management and represents management's current assessment of the revised results, which have not been audited or reviewed by the independent auditors.

Cautionary Statement Regarding Forward-Looking Statements

The foregoing may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  We intend these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws relating to forward-looking statements.  These forward-looking statements include statements relating to trends in, or representing management’s beliefs about, future developments affecting us and our future transactions, strategies, operations and financial results, and often contain words such as “will,” “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “is targeting,” “may,” “should” and other similar words or expressions.  Forward-looking statements are made based upon management’s current expectations and beliefs concerning trends and future developments and their potential effects on us.  They are not guarantees of future developments or performance.  Actual developments and our actual business, financial condition or results of operations may differ materially from those suggested by forward-looking statements as a result of risks and uncertainties which include, among others, those risks and uncertainties described in any of our other filings with the SEC and the risk that the company may be unable to file its restated financial results in the anticipated time frame.  Certain other factors which may impact developments, our business, financial condition or results of operations or which may cause actual developments or results to differ from such forward-looking statements are discussed or included in our periodic reports filed with the SEC and are available on our website at www.phoenixwm.com under “Investor Relations.”  You are urged to carefully consider all such factors.  We do not undertake or plan to update or revise forward-looking statements to reflect actual developments, results, changes in plans, assumptions, estimates or projections, or other circumstances occurring after the date of this discussion, even if such results, changes or circumstances make it clear that any forward-looking information will not be realized.  If we make any future public statements or disclosures which modify or impact any of the forward-looking statements contained in or accompanying this discussion, such statements or disclosures will be deemed to modify or supersede such statements in this discussion.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHL Variable Life Insurance Company

Date: November 8, 2012	By:	/s/ Peter A. Hofmann
Name: Peter A. Hofmann
Title: Senior Executive Vice President and Chief Financial Officer